UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): April 21, 2009

THE TJX COMPANIES, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	1-4908	04-2207613

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

770 Cochituate Road, Framingham, MA 01701
(Address of Principal Executive Offices) (Zip Code)
(508) 390-1000
Registrant’s Telephone Number (Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
Ex-10.1 Amendment to Employment Agreement - Herrman
Ex-10.2 Amendment to Employment Agreement - Naylor

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
          On April 21, 2009, The TJX Companies, Inc. (TJX) and Ernie Herrman, Senior Executive Vice President, Group President, entered into an amendment to his Employment Agreement, dated September 8, 2006 (as subsequently amended) and TJX and Jeffrey Naylor, Senior Executive Vice President, Chief Financial and Administrative Officer, entered into an amendment to his Employment Agreement, dated April 5, 2008 (as subsequently amended). Each amendment was effective as of February 1, 2009.
          Each amendment includes changes designed to preserve TJX’s ability to deduct compensation payable under TJX’s two cash incentive plans, the Management Incentive Plan (MIP) and the Long Range Performance Incentive Plan (LRPIP), under the performance-based compensation exemption from the deduction limitations under Section 162(m) of the Internal Revenue Code of 1986, as amended. The amendments provide that MIP and LRPIP-based payouts upon a termination without cause or certain voluntary terminations without good reason will be measured by actual, rather than target, performance.
          Consistent with changes negotiated with our President and Chief Executive Officer, each amendment removes the Company’s obligation to pay Mr. Herrman and Mr. Naylor a tax gross-up payment to cover certain taxes incurred in connection with a change of control and the right to receive severance benefits upon certain voluntary terminations without good reason following a change of control. In recognition of these changes, the amendments increased the period during which Mr. Herrman and Mr. Naylor each receive severance benefits following an involuntary termination without cause or a voluntary termination for good reason from eighteen months to twenty-four months. Mr. Naylor’s amendment also increased his non-competition provision following any termination of employment to twenty-four months (such provision for Mr. Herrman was already at twenty-four months).
          Each amendment also revised the change of control definition.
          Other than certain other non-material conforming and clarifying changes, all of the additional terms of each Employment Agreement remain unchanged.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d)	EXHIBITS.

Exhibit Number	Description

10.1	Amendment to Employment Agreement between Ernie Herrman and The TJX Companies, Inc., dated April 21, 2009.

10.2	Amendment to Employment Agreement between Jeffrey Naylor and The TJX Companies, Inc., dated April 21, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TJX COMPANIES, INC.
/s/ Ann McCauley
Ann McCauley
Executive Vice President

Dated: April 24, 2009